UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2008

Good Harbor Partners Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-15341	20-3303304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

79 Byron Road Weston, MA	02493
(Address of principal executive offices)	(Zip Code)

(781) 812 - 9199
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 13, 2008, HCFP Brenner Holdings, LLC (“HCFP”) and Ralph S. Sheridan, the Chief Executive Officer and Secretary of Good Harbor Partners Acquisition Corp. (the “Corporation”) each loaned the Corporation $60,000. The Corporation issued promissory notes (each a “Note” and together, the “Notes”) to HCFP and Mr. Sheridan, pursuant to which the principal amounts thereunder shall be due and payable on February 28, 2009 (the “Maturity Date”).

Under the Notes, it shall be deemed an “Event of Default” if the Corporation shall: (i) fail to pay the entire principal amount of the Note when due; (ii) give notice to the holder, including by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of this Note into shares of the Corporation’s common stock, par value $.0001 per share (the “Common Stock”); or (iii) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings or if a default or event of default under any other notes similar to the Notes and issued by the Corporation within 90 days of the Notes.

Upon an Event of Default, interest on the principal balance shall accrue at the rate of 8% per annum on the basis of a 360-day year from the date of such Event of Default until the Event of Default is cured. In the event that an Event of Default occurs and is not cured within ten days of the Corporation’s receipt of written notice of default, HCFP and Mr. Sheridan may declare the entire unpaid principal balance of the Note to be immediately due and payable.

At any time prior to the payment in full of the entire balance of the Notes, HCFP and Mr. Sheridan shall have the option of converting the unpaid balance of their respective Notes into shares of Common Stock at a conversion price equal to $.05 per share, subject to adjustment upon certain events. Assuming no adjustment to the conversion price, if HCFP and Mr. Sheridan convert the entire principal balance of the Notes, HCFP and Mr. Sheridan will each receive 1,200,000 shares of Common Stock.

The description of the terms and conditions of the Notes is a summary and is qualified in its entirety by the provisions of the Notes, copies of which are attached hereto as Exhibits 4.1 as 4.2.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  On June 16, 2008, and effective as of that date, Richard A. Clarke resigned from his position as Chairman of the Board of Directors of the Corporation. Mr. Clarke’s resignation letter is attached hereto as Exhibit 17.1.

(b)  On June 16, 2008, and effective as of that date, Roger W. Cressey resigned from his position as Vice Chairman of the Board of Directors of the Corporation. Mr. Cressey’s resignation letter is attached hereto as Exhibit 17.2.

(c)  On June 16, 2008, and effective as of that date, Thomas J. Colatosti resigned from his positions as President, Treasurer and member of the Board of Directors of the Corporation. Mr. Colatosti’s resignation letter is attached hereto as Exhibit 17.3.

(d) On June 16, 2008, John S. Tritak resigned from the Board of Directors of the Corporation. Mr. Tritak’s resignation letter is attached hereto as Exhibit 17.4.

(e) On June 18, 2008, Brian L. Stafford resigned from the Board of Directors of the Corporation. Mr. Stafford’s resignation letter is attached hereto as Exhibit 17.5.

(f) On June 16, 2008, the Board of Directors appointed Michael S. Greenberg to serve as a member of the Board of Directors to fill the vacancy created by the former directors’ resignations.

(g) On June 16, 2008, the Board of Directors appointed Ralph S. Sheridan to serve as a President to fill the vacancy created by Mr. Colatosti’s resignation in this capacity.

(h) As of June 16, 2008, and effective as of that date, the sole officer of the Corporation is Ralph S. Sheridan, the President and Secretary.

(i) As of June 18, 2008, and effective as of that date, the members of Board of Directors are Ralph S. Sheridan, John C. Mallon, and Michael S. Greenberg.

Biographical Information for Michael S. Greenberg, Director

Mr. Greenberg, 38, joined our board of directors in June 2008. Since August 2004, Mr. Greenberg has been employed by HCFP/Brenner Securities, LLC, currently holding the position of Managing Director in the Investment Banking Division. From 2000 to February 2004, Mr. Greenberg was a Vice President in the Capital Markets Origination Group at Dresdner Kleinwort Wasserstein. Prior to that position, Mr. Greenberg worked in Corporate Banking at Scotia Capital. Mr. Greenberg received a B.S. Degree in Finance from the University of Florida in 1991 and M.B.A. in Finance and Corporate Accounting from the William E. Simon Graduate School of Business Administration at the University of Rochester in 1996. Mr. Greenberg holds the Chartered Financial Analyst designation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2008, the Board of Directors adopted amendments to the Amended and Restated By-Laws of the Corporation (the “Amended By-Laws”). The Board of Directors amended Article II, Section 2 of the Amended By-Laws to reflect that the number of directors which shall constitute the whole Board of Directors shall be determined by resolution by the Board of Directors, but in no event shall be less than one (1). The Board of Directors amended Article II, Section 3 of the Amended By-laws to eliminate the division of the Board of Directors into three classes, thereby abolishing Class I, Class II and Class III of the Board of Directors. The Board of Directors amended other articles and sections of the Amended By-Laws as appropriate to reflect these changes. The Amendment to the Amended and Restated By-Laws is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description
*3.1	Amended By-Laws.
4.1	Promissory Note issued by Good Harbor Partners Acquisition Corp. to HCFP Brenner Holdings, LLC dated June 13, 2008.
4.2	Promissory Note issued by Good Harbor Partners Acquisition Corp. to Ralph S. Sheridan dated June 13, 2008.
*17.1	Resignation Letter from Richard A. Clarke.
*17.2	Resignation Letter from Roger W. Cressey.
*17.3	Resignation Letter from Thomas J. Colatosti.
*17.4	Resignation Letter from Brian L. Stafford.
*17.5	Resignation Letter from John S. Tritak.

*	Filed as an exhibit to the Company's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 20, 2008, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HARBOR PARTNERS ACQUISITION CORP.

Date: June 23, 2008	By:	/s/ Ralph S. Sheridan
Ralph S. Sheridan
Chief Executive Officer and Secretary